UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2015

ADVAXIS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28489	02-0563870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 College Road East

Princeton, New Jersey, 08540

(Address of Principal Executive Offices)

(609) 452-9813

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act.

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ]	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01 Regulation FD Disclosure.

A copy of the press release of Advaxis, Inc. (the “Company”) dated September 17, 2015 relating to the announcement discussed in Item 8.01 below is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On September 17, 2015, the Company announced clinical data from Stage 1 of an ongoing two-stage Phase 2 study (GOG-0265) of the Company’s lead Lm Technology™ immunotherapy, axalimogene filolisbac (ADXS-HPV), in patients with persistent or recurrent metastatic (squamous or non-squamous cell) carcinoma of the cervix (PRmCC) who have progressed on at least one prior line of systemic therapy.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as a part of this report

99.1 Press Release dated September 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVAXIS, INC. (Registrant)

By:	/s/ Daniel J. O’Connor
Daniel J. O’Connor
President and Chief Executive Officer

Date: September 17, 2015

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release dated September 17, 2015.